Exhibit 8.1

Subsidiaries

As of December 31, 2016, we owned, directly or indirectly, the following subsidiaries.

Name of entity	Our interest	Jurisdiction of incorporation
CNOOC China Limited	100%	Tianjin, PRC
CNOOC International Limited	100%	British Virgin Islands
China Offshore Oil (Singapore) International Pte Ltd	100%	Singapore
CNOOC Finance (2003) Limited	100%	British Virgin Islands
Malacca Petroleum Limited	100%	Bermuda
OOGC America LLC	100%	Delaware, USA
OOGC Malacca Limited	100%	Bermuda
CNOOC Southeast Asia Limited	100%	Bermuda
CNOOC Africa Holding Ltd.	100%	British Virgin Islands
CNOOC Africa Ltd.	100%	British Virgin Islands
CNOOC Africa (UK) Limited	100%	London, U.K.
CNOOC SES Ltd.	100%	Labuan, F.T., Malaysia
CNOOC Poleng Ltd.	100%	Labuan, F.T., Malaysia
CNOOC Madura Ltd.	100%	Labuan, F.T., Malaysia
CNOOC NWS Private Limited	100%	Singapore
CNOOC Australia E&P Pty Ltd	100%	Australia
CNOOC Wiriagar Holding Limited	100%	British Virgin Islands
CNOOC Muturi Holding Limited	100%	British Virgin Islands
CNOOC Muturi Limited	100%	The Isle of Man
CNOOC Australia Limited	100%	British Virgin Islands
CNOOC Exploration & Production Nigeria Limited	100%	Nigeria
CNOOC Hong Kong Holding Limited	100%	Hong Kong
CNOOC Myanmar Holding Ltd.	100%	British Virgin Islands

CNOOC Myanmar Ltd.	100%	British Virgin Islands
CNOOC Middle East (Qatar) Limited	100%	British Virgin Islands
CNOOC Congo SA	100%	Republic of Congo
CNOOC Caspian (Kazakhstan) Ltd.	100%	Cayman Islands
CNOOC Australia International Holdings Private Limited	100%	Singapore
CNOOC Australia Energy Capital Management Pty Ltd	100%	Australia
CNOOC Batanghari Ltd.	100%	Labuan, F.T., Malaysia
CNOOC Palung Aru Ltd.	100%	Labuan, F.T., Malaysia
CNOOC FPSO Holding Limited	100%	Liberia
CNOOC Liberia Limited	100%	Liberia
CNOOC Uganda (BVI) Ltd	100%	British Virgin Islands
De coöperatieve vereniging CNOOC Netherlands U.A.	100%	The Netherlands
CNOOC Netherlands B.V.	100%	The Netherlands
CNOOC Uganda Ltd	100%	Uganda
CNOOC Deepwater Development Limited	100%	Zhuhai, PRC
CNOOC Hainan Dock Limited	100%	Hainan, PRC
CNOOC Iraq Limited	100%	British Virgin Islands
CNOOC Finance (2011) Limited	100%	British Virgin Islands
CNOOC Algeria (BVI) Limited	100%	British Virgin Islands
CNOOC Reserves Fund I, Ltd.	100%	Cayman Islands
CNOOC Luxembourg S.à r.l.	100%	Luxembourg
CNOOC Finance (2012) Limited	100%	British Virgin Islands
CNOOC Finance (2013) Limited	100%	British Virgin Islands
Tainan-Chaoshan Petroleum Operating Company Limited*	50%	British Virgin Islands

Husky - CNOOC Madura Limited *	40%	British Virgin Islands
Chaoyang Petroleum (BVI) Limited*	50%	British Virgin Islands
Chaoyang Petroleum (Trinidad) Block 3A Limited*	50%	Barbados
Chaoyang Petroleum (Trinidad) Block 2C Limited*	50%	Barbados
Bridas Corporation*	50%	British Virgin Islands
Axion Energy Holding Ltd. *	50%	British Virgin Islands
PNG Energy Limited	70%	British Virgin Islands
GINI Energy Ltd	70%	Papua New Guinea
CNOOC Iceland ehf.	100%	Iceland
CNOOC Luxembourg Holding S.à r.l.	100%	Luxembourg
CNOOC PETROLEUM BRASIL LTDA	100%	Brazil
CNOOC International Energy Services (Beijing) Limited	100%	Beijing, PRC
China Offshore Oil Corporation E&P Mexico, S.A.P.I. de C.V.	100%	Mexico
China Offshore Oil Corporation Petroleum Mexico, S.A.P.I. de C.V.	100%	Mexico
China Offshore Oil Corporation E&P Services Mexico, S.A.P.I. de C.V.	100%	Mexico
CNOOC New Zealand E&P Limited	100%	New Zealand
CNOOC Finance (2015) Australia Pty Ltd	100%	Australia
Aurora Liquefied Natural Gas Ltd.	60%	Alberta, Canada
Canadian Nexen Petroleum East Al Hajr Ltd.	100%	Alberta, Canada
CanadianOxy Offshore Production Co.	100%	Delaware, USA
CNOOC Canada Energy Ltd.	100%	British Columbia, Canada
CNOOC Nexen Finance (2014) ULC	100%	Nova Scotia, Canada

CNOOC Nexen Petroleum Guyana Limited	100%	Barbados
CNOOC UK Limited	100%	England and Wales
ICM Assurance Ltd.	100%	Barbados
Nexen Brasil Exploração Petróleo Ltda.	100%	Brazil
Nexen Energy Acquisitions Holdings Limited	100%	Jersey
Nexen Energy Capital Management U.S.A. Inc.	100%	Delaware, USA
Nexen Energy Holdings International Limited	100%	Jersey
Nexen Energy Holdings U.S.A. Inc.	100%	Delaware, USA
Nexen Energy Marketing Europe Limited	100%	England and Wales
Nexen Energy Marketing U.S.A. Inc.	100%	Delaware, USA
Nexen Energy Services International Ltd.	100%	England and Wales
Nexen Energy Services U.S.A. Inc.	100%	Delaware, USA
Nexen Energy ULC	100%	British Columbia, Canada
Nexen Ettrick U.K. Limited	100%	England and Wales
Nexen Holdings U.S.A. Inc.	100%	Delaware, USA
Nexen Holdings West Africa Limited	100%	Jersey
Nexen New Venture Jersey Limited	100%	Jersey
Nexen No. 8 Ltd.	100%	Alberta, Canada
Nexen Oil & Gas Holdings U.S.A. Inc.	100%	Delaware, USA
Nexen Oilfield Services Nigeria Limited	100%	Jersey

Nexen Petroleum Colombia Limited	100%	Jersey
Nexen Petroleum Deepwater Nigeria Limited	100%	Nigeria
Nexen Petroleum Dragon U.K. Limited	100%	England and Wales
Nexen Petroleum Exploration and Production Nigeria Limited	100%	Nigeria
Nexen Petroleum Nigeria Limited	100%	Nigeria
Nexen Petroleum Offshore U.S.A. Inc.	100%	Delaware, USA
Nexen Petroleum Operations Yemen Limited	100%	Jersey
Nexen Petroleum Poland Sp. zo.o.	100%	Poland
Nexen Petroleum Sales U.S.A. Inc.	100%	Texas, USA
Nexen Petroleum U.K. Holdings Limited	100%	England and Wales
Nexen Petroleum U.K. Limited	100%	England and Wales
Nexen Petroleum U.S.A. Inc.	100%	Delaware, USA
Nexen Resource Holdings U.K. Limited	100%	England and Wales
Wascana Energy 2001 Ltd.	100%	Saskatchewan, Canada
Canadian Nexen Petroleum Yemen	100%	Alberta, Canada
Nexen Crossfield Partnership	100%	Alberta, Canada
Nexen Marketing	100%	Alberta, Canada
Nexen Med Hat-Hatton Partnership	100%	Alberta, Canada
Nexen Nigerian Holdings Coöperatief U.A	100%	The Netherlands
Nexen Oil Sands Partnership	100%	Alberta, Canada
CNOOC Finance (2015) U.S.A. LLC	100%	Delaware, USA

*We and our partners jointly control these entities.